Exhibit 99.1

Astro-Med, Inc

Presentation to

The Seventh Annual Needham Growth Conference January 10-14, 2005

Participating:

Albert W. Ondis, Astro-Med Chairman & CEO Everett V. Pizzuti, Astro-Med President & COO

Joseph P. O’Connell, Astro-Med Vice President & CFO

Forward-Looking Statements

Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. To the extent that any of the statements contained herein relating to Astro-Med, Inc. or its products or markets are forward-looking, such statements are based on management’s assumptions and/or current expectations that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, those outlined in our Form 10K and other public filings, which we make from time to time with the Securities and Exchange Commission.

Meet Astro-Med, Inc

How one underlying digital technology has led to the creation of three product groups which serve three growing markets

Three Product Groups, Three Markets, One Technology

Astro-Med has adapted its proprietary technology to fulfill the needs of three separate and growing markets using the Product Group Concept

The products are all derived from one unique underlying technology and manufactured in one location

With a single Engineering, Manufacturing, and Administrative workforce, Astro-Med achieves great efficiencies, while successfully addressing three separate and growing markets

The Product Group Concept

Core Astro-Med Technology: Acquiring, processing, and printing data digitally

Strategy: Apply core technology to disparate applications using three separate brand names and three distinct sales and marketing staffs

End Game: Sell proprietary hardware which generate consumables annuities in multiple growth markets

An Overview of the Astro-Med Product Groups

Products from three separate markets are clustered in separate Product Groups for marketing purposes:

QuickLabel Systems

Primary Products: Digital color label printers and consumables

Grass-Telefactor

Primary Products: Neurological instrument systems and consumables

Astro-Med Test & Measurement

Primary Products: Specialty printers, digital data acquisition systems, and consumables

Meet Astro-Med’s QuickLabel Systems Product Group

QuickLabel Systems

Product Group

Full Line of Label Printers and Consumables

Markets

Requiring custom product labels on-demand

Food and Beverage

Cosmetics and Personal Care Nutraceuticals and Pharmaceuticals Advertising Specialties Biomedical Devices Apparel Tire Manufacturing

Customers Buy Label Printers to Get

The Labels They Want When They Need Them

Drivers for Growth:

Growing need for short runs to customize and private label products. Customized labels create higher profit margin opportunities in food, beverage, personal care markets

Growing trend to test market product packaging creates demand for custom short runs

Growing demand, especially in foods, biomedical, pharmaceutical, to be 100% accurate creates need to print labels late in the production stage

Quick Label Systems

The Labels You Want When You Need Them

About QuickLabel Systems

- QuickLabel created the market for the low cost digital color label printer
- QuickLabel has the best technology and is the market leader by far
- QuickLabel maintains a high percentage of retention of consumables business from printer sales
- QuickLabel continues to advance the technology by steadfast development. Products keep getting better and easier to use.

Label Printers & Consumables

Growth Drivers for QuickLabel Systems:

Market for color label printers still in its early growth stage

Potential buyers include thousands of end-user manufacturers and processors, as well as resellers and dealers located around the world

QuickLabel Outlook

Current Annual Revenue Rate: $30 million

Annual Growth Rate: 11%—15%

Meet Astro-Med’s Grass-Telefactor Product Group

Neurological Instrument Systems and Consumables

For Life Sciences Markets

Neurological Instrument Systems & Consumables

Brand History:

Grass-Telefactor is the oldest and most respected name in the industry … since 1935

Astro-Med acquired two old and respected, complementary companies, merged them to form Grass-Telefactor, and upgraded the resulting company with proprietary Astro-Med digital technology

Neurological Instrument Systems & Consumables

Three Market Modalities:

1) Sleep (PSG): Rapidly growing as attention is focused on treatment of sleep apnea

2) EEG: Expected to grow rapidly due to growth in neuromonitoring of Critical Care

3) Long-Term Epilepsy Monitoring: Sales are exclusively to large Research Hospitals

Neurological Instrument Systems & Consumables

The Opportunity for Grass-Telefactor

Grass-Telefactor instrument hardware and software systems are state-of-the-art

Grass-Telefactor has an experienced sales force in place in North America and Europe and is currently expanding its sales force

Grass-Telefactor has several very advanced products in development due to be released sequentially during 2005

Neurological Instrument Systems & Consumables

The Opportunity for Grass-Telefactor

1) Grass-Telefactor stands to benefit from the growing acceptance that critically ill patients should be monitored continuously with EEG just as they are monitored with EKG. This will become a major driver of growth.

2) Grass-Telefactor will continue to benefit from tests for neurological disorders required by an aging population

Neurological Instrument Systems & Consumables

The Opportunity for Grass-Telefactor

3) Grass-Telefactor will continue to benefit from the growing trend of neurologists and pulmonologists to order PSG tests on patients with sleep disorders, especially for obese people.

Neurological Instrument Systems & Consumables

Outlook for Grass-Telefactor:

5%—7% Growth

Meet Astro-Med’s

Test & Measurement Product Group

Astro-Med Test & Measurement Product Group

Digital Data Acquisition Systems & Consumables Specialty Printer Systems & Consumables

Test & Measurement Product Group

Product Overview:

Specialty Printers and Consumables

Digital Data Acquisition Systems and Consumables

Test & Measurement Products for New Airborne Applications

Specialty Printer and Consumables

ToughWriter Series

Price $15,000

Aircraft and Cockpit Printer

Applications:

Print maps, print communications with Air Traffic Control

Print passenger information in cabin

Customers:

Airbus, Boeing

Specialty Printer and Consumables

Current Contracts for Aircraft and Cockpit Printers

Astro-Med has three contracts at present:

1) C-17 Military Cargo – Boeing

2) C-130 Military Cargo – Boeing

3) A-380 New Passenger Plane – Airbus

Specialty Printer and Consumables

The Opportunity for Aircraft and Cockpit Printers

1) All new passenger and cargo aircraft such as the Boeing 7E7, Airbus A380, and A350, will be equipped with multiple printers, at a minimum of two printers per craft.

2) Existing fleets of military and commercial planes will likely be retrofitted with cockpit printers, as was the case with the C-130 for which Astro-Med T&M has the printer contract

The size of the fleets to be retrofitted is 10,000 – 15,000 aircraft

The value of retrofitting contracts is likely to be $300 million, at low end estimates

Specialty Printer and Consumables

The Opportunity for Aircraft and Cockpit Printers

3) Of three contenders for the retrofitting contracts, Astro-Med Test & Measurement is the only manufacturer with a fully-tested printer in production

Outlook:

Excellent growth in 2005 based on existing contracts. Opportunity for new contracts for Boeing 7E7 in early summer 2005. Other contracts may follow in summer and fall of 2005.

Test & Measurement Products for Ground-Based Aerospace Applications

Data Acquisition Systems and Consumables

The Everest

Price $20,000—$30,000

Data Acquisition Network Printer Applications:

Monitor, acquire data telemetered from aircraft, spacecraft, missiles, and flight simulators under test

Data Acquisition Systems and Consumables

The Everest

Price $20,000—$30,000

Data Acquisition Network Printer Customers:

Airbus, Boeing, US Air Force, US Navy, US Army, NASA, Lockheed, French Army, Italian Air Force, multiple European and Asian armed forces

Outlook: Low Growth

Test & Measurement Products for Industrial Applications

Data Acquisition Systems

Dash Series Portable Data Acquisition Systems

Dash 18 X

Price $15,000

Dash 8xe

Price $12,000

Dash 2EZ

Price $3,000

Applications:

Troubleshooting in several industries: steel mills, paper mills, automotive, telecommunications

Customers:

GE, 3M, Disney, ExxonMobil Chemical, Florida Power & Light, International Paper, Toyota, US Navy

Outlook: Moderate Growth

Financials

Astro-Med, Inc

Operating Results

($ in Millions)

FY 2003 FY 2004 FY 2005*

Sales $49.2 $55.8 $ 56.2

Gross Profit 18.1 23.0 22.9% 36.8% 41.2% 40.7%

Operating Income (Loss) (1.4) 3.6 2.5%

N/A 6.5% 4.4%

EBITDA 0.3 4.9 3.8

Net Income (Loss) (1.9) 3.2 2.7(2)%

N/A 5.8% 4.8%

EPS (LPS)(1) ($.40) $ 0.60 $ 0.47(2)

(1) Diluted per share and restated to reflect 10% stock dividend (2) Includes tax benefit of $.9 or $0.17 EPS

*Forecast FY2005

Sales by Product Group

YE January 31*

Test & Measurement 20%—$11.4 Million

Total Sales: $56.2 Million

Grass-Telefactor 29%—$16.4 Million

QuickLabel Systems 51%—$28.4 Million

*Forecast FY2005

Growth by Product Group

($ in Millions) YE January 31

Projected

FY03 FY04 FY05* Growth Rates

QuickLabel Systems $21.6 $25.3 $ 28.4 11-15%

Grass-Telefactor $15.7 $18.9 $ 16.4 5-7%

Test & Measurement $11.9 $11.6 $ 11.4 3-5%

Totals $49.2 $55.8 $ 56.2 11%

*Forecast FY2005

Balance Sheet

($ in Millions)

A/O 10/30/04

Cash Equivalents and Marketable Securities $13.6

Working Capital (excluding cash, cash equivalents, and marketable securities) $15.7

Total Assets $46.8

Total Debt, including current portion -$0-

Total Stockholders’ Equity $38.3

Investment Considerations

(NASDAQ: ALOT)

Total Shares Outstanding 5,282,000

Market Capitalization $47 Million

52 Week Range $7.50—$14.84

Management Insider Ownership 33%

Institutional Ownership 19%

Dividend Paid 52 Consecutive Quarters

Years of Profitable Operations 25/27 Years

A/O 1/03/05

Investment Considerations

(NASDAQ: ALOT)

Dividend Yield 1.9%

P/E Ratio* 16x

P/B Ratio* 1.2

Book Value per Share** $7.19

Cash per Share** $2.64

*A/O 01/03/05

**A/O 10/30/04

Astro-Med, Inc

Financial Highlights

Stock Performance
3-Year Monthly Comparison
As of 12/31/04



ALOT Monthly
12/31/04
ALOT
NASDAQ
+400%
+350%
+300%
+250%
+200%
+150%
+100%
+50%
+0%
-50%
Volume
©BigCharts.com
1.5
1
0.5
0
Millions
02 F M A M J J A S O N D 03 F M A M J J A S O N D 04 F M A M J J A S O N D

ALOT of Growth in FY 2006.

Investment Considerations

(NASDAQ: ALOT)

Positioned for Growth & Profitability

Proprietary Technology

Strong Capital Structure

Multiple Million-Dollar Markets growing at up to 15% annually

New Products Pipeline to support growth

Experienced Management with a proven track record

Established Global Distribution

Thank You ALOT !